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July 19, 2010

Forward Looking Statements

rVue Holdings, Inc. (the "Company") is providing this information as of the date of this presentation and does not undertake any obligation to update any forward looking statements contained in this presentation as a result of new information, future events or otherwise. This presentation includes forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. Forward-looking statements are based on information available at the time those statements are made and/or management's good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Important factors that could cause such differences include, but are not limited to those discussed in the Confidential Private Placement Memorandum dated March 23, 2010 ("PPM") as supplemented by supplement number 1 to the PPM dated May 3, 2010, and supplement number 2 to the PPM dated June 30, 2010, as well as the Risk Factors and other information set forth in the Company's Current Report on Form 8-K filed on May 19, 2010.

The securities offered hereby have not been registered with or approved by the securities and exchange commission or any state securities commission. Nor has the securities and exchange commission or any state securities commission passed upon the accuracy or adequacy of this memorandum. The securities offered hereby are highly speculative and involve a high degree of risk and should not be purchased by investors who cannot afford the loss of their entire investment. Before you invest, you should read the private placement memorandum, the private placement supplements and the 8-K filed on May 19, 2010 carefully. Questions on the investment offering should be directed to Jason Kates, Chief Executive Officer of the Company by calling 954.525.6464.

An Advertising Technology Company

- **rVue is the *first and only* Demand-Side Platform (DSP) for the Digital Out of Home (DOOH) industry.**
  - Placed Based Digital Media
  - Digital Signage
  - Digital Billboards
- Solves Massive Fragmentation
- Digitizes the Planning, Buying and Analytics Process
- "EBay" for DOOH
- Dramatic Early Adoption-with minimum capital requirement

rVUE *MILESTONES*

- API integration with software providers - Building the Ecosystem - 3 finished as of 7/21/10 - potential of an additional 100,000 screens
- We already have 180,000 DOOH screens entered into the platform estimated to represent over 20% of the industry
- Over 50 networks with $1Billion of ad inventory represented in the platform today
- 54 Million Targeted Daily Impressions
  - Lamar Advertising - 1200 digital billboards
  - LiveNation Venues such as House of Blues
- Completed reverse merger and went public on May 13, 2010 - OTCBB: RVUE

Digital Out of Home Media







Digital Out of Home is the fastest growing media in the world.

Digital Display Screens: Today there are 1 Million digital screens in use domestically with double digit growth forecasted annually.
(Source: PQ Media)

Billboards are being upgraded to digital platforms nationwide.

DOOH Spending and Forecast 2009 - 2014



$ 12 000
$ 11 000
$ 10 000
$ 9 000
$ 8 000
$ 7 000
$ 6 000
$ 5 000
$ 4 000
$ 3 000
$ 2 000
$ 1 000
$ 0
2009
2010
2011
2012
2013
2014
Global Spending
CAGR 10.1%
U.S. Spending
CAGR 9.4%
Non U.S. Spending
CAGR 10.5

Source: PQ Media

Market Snapshot

Traditional Media is Down While DOOH is Growing Strong

Global All Media Ad Spend


$445 B
$435 B
$425 B
$415 B
$405 B
2008
2009
2010

Source Data: Carat/Aegis Media, October 1 2009

Global DOOH Ad Spend


$8.5 B
$7.5 B
$7.0 B
$6.5 B
$6.0 B
2008
2009
2010

Source Data: PQ Media, 2009

DOOH Industry Highlights

Major Media and Technology Companies Have Entered the Space:

- Technology Relationships: Samsung, Cisco, Kodak, NCR
- Agency Relationships: Omnicom, WPP, Comcast, Accenture
- Developing Sales Channel Partnerships

Industry Timing

- rVue and Digital Out of Home advertising has been in the news regularly
- A Wall Street Journal report about Digital Out of Home was featured on April 9, 2010.
- An industry white paper was posted in March 2010 by desilva-phillips, LLC projecting a bright future for the space and particularly the media buying category.


No.3/ April 2010
We make our readers succeed!
MEDIA PLANET
DIGITAL PLACE-BASED MEDIA
One day late last year while traveling in Israel, a colleague and I stopped at a coffee shop for an afternoon latte. As soon as the cashier entered the latte order, a small digital sign next to the cash register flashed to let us know of a new line of healthy sandwiches.
THE FUTURE OF DIGITAL SIGNAGE:
Integrated, Interactive, Intelligent Networks
Clear Channel Outdoor now offers more than 450 digital billboards in 33 major U.S. cities.
CLEARCHANNEL

Industry Activity

- Right Media purchased by Yahoo for $680 Million 4/07
- Google acquires Invite Media, a DSP, for $70+MM 4/10
- Eight venture backed technology companies raised $711 Million in Q1 2010 which matched all of 2009


MARKETING, INFORMATION & DIGITAL MEDIA INDUSTRIES
1Q10 M&A & Investment Activity • Transaction Value by Industry
$8.8 Billion Total • ($ in Millions)
Software & Information $3,042
Marketing Technology $765
Digital Media $1,092
Advertising & Promotion $121
Interactive Advertising $1,592
Marketing Services $2,159
Out-of-Home & Specialty Media $56

Company Overview and Strategy

Industry Challenge

Purchasing DOOH represents a serious challenge to media buyers.

- There are more than 2,100 outdoor advertising companies in the U.S., but just three firms, Lamar, Clear Channel and CBS Outdoor, earn 85% of traditional billboard revenue. The remaining 15 percent of the market is highly fragmented. Billboards account for 66 percent of all OOH revenues.
- The newer digital segment has more types of companies and is much less concentrated than traditional OOH. Through rVue, DOOH is now easier to plan, buy and measure in order to reach scale. The buying process was highly fragmented and analog until now.
- With partnerships and interoperable platforms like rVue, the buying process is more integrated, which will spur growth.
- **Lamar Advertising is the largest OOH company in North America with 1200 of their digital screens in the rVue platform today.**

Our Challenge: *Efficient Digital Media Placement*


PLACING
A CAMPAIGN
Thousands of
independent advertisers
Campaign orders
in various formats
Phone and email
communications to networks

How We Solved the Problem


Product
Suppliers
Interface
Web Search & Advertising
Thousands of advertisers
Millions of Websites
Google AdSense
Digital Out of Home Search & Advertising
Thousands of advertisers
Millions of DOOH Screens
Phone, voicemail and telephone contact
Digital Out of Home Search & Advertising
Thousands of advertisers
BroadSign
Millions of DOOH Screens
rVue

Our Strategy


MORE ADVERTISERS ATTRACT MORE NETWORKS
BroadSign
rVue
MORE NETWORKS ATTRACT MORE ADVERTISERS

We Represent Over 20% of the Industry Inventory Today

50+ Networks Representing 180,000+ Screens

The Media Planner

Five easy steps to create a cross channel media plan

Log in to rVue and click on Create Media Plan



Enter Campaign Information


Let's Get Started

Select Markets – 3 choices


Where?

National/Regional


Where?

Radius Search – e.g. Zip 33316 – 25 Miles


Where?

Top DMA's


Where?

The Media Planner Allows for Efficient Cross Channel Buying and Geo Targeting

Select Demographics


Media Planner
Select Your Demographics

Target Venues


Media Planner
Target Unique Venues

Review Offers


Media Planner

Edit Individual Offers – change CPM


Media Planner

Select or deselect locations


Media Planner

Create Media Plan



MEDIA PLAN AND CONSOLIDATED INSERTION ORDER FOR REVIEW AND APPROVAL

rVue Marketing
900 SE 3rd Avenue, Fort Lauderdale, FL, 33316
Maria DeChello (accountservices@rvue.com)

Powered By rVue

Campaign Summary (as of 06/26/2010 @ 10:30am)

Job Number	NA	Locations	3,077	Flight Dates	07/02/2010 - 07/03/2010
Campaign Name	Media Plan	Touchpoints/Screens	6,881	# of Networks	26
Advertiser	rVue	Estimated Total Impressions	3,862,204	Total Offer Budget*	$30,300.00

*Represents total cost of Campaign based on selected flight dates and estimated total impressions.

Insertion Order

Network	Flight Dates	Locations	Touchpoints	CPM	Amount*	Clip Length	Display Formats	Audio	Nid Specific Content
HMN Dental Network	07/02/2010 - 07/03/2010	104	104	$7	$14	15 sec	L SD	Yes	No
AMI Entertainment Network	07/02/2010 - 07/03/2010	694	694	$3	$467	15 sec	L HD	No	No
ATM Ads	07/02/2010 - 07/03/2010	229	229	$6	$1,532	15 sec	L SD	Yes	No
CityDrip	07/02/2010 - 07/03/2010	2	2	$5	$12	15 sec	L HD	Some Locations	No
ContextMedia	07/03/2010 - 07/03/2010	41	43	$19	$44	30 sec	L SD	Yes	No

Media Plans Can Now Be Completely Executed in rVue



One Stop Planning and Buying

Agency and Network Profiles are Created and Managed



Social Networking



Robust Software Suite

A Robust and integrated API

Competitive Advantage: DSP vs. Traditional Models

- The DSP model builds on the benefits of an ad exchange network by providing a predictive process.
- rVue is the first and only DSP for DOOH today.
- Complete transparency through total exposure of pricing and fees, dedicated exchange seats, and direct negotiating channels between parties.
- Advertisers/Agencies pay a transaction fee for negotiating and placing campaigns thru rVue.
- The platform is a completely neutral system, with no allegiances to exchanges, ad networks, vendors, networks or other vendors.
- One-stop shop for managing content and function: campaign planning, bid management (RTB), targeting, service models, reporting (including ROI).

Predictable Revenue Model

- We charge a transaction fee of 4%
- The 50+ networks in rVue today currently generating approximately $250 Million of annual revenue
- If we sold all the inventory in rVue, it would total approximately $1 Billion
- This represents 25% of the participating networks inventory
- Our goal is for mass adoption of rVue and gain access to the remaining unsold inventory estimated to be $15 Billion

International Expansion Opportunities

- rVue has licensed its network software suite to Levoip Corporation who partnered with the Italian post office operator, Poste.com, to deploy a 50,000+ screen private DOOH network throughout Italy
- Deployment commenced in October 2009
- The largest DOOH network in Europe
- rVue receives an initial and monthly license fee per screen and 25% of all third party paid advertising
- The partnership has the potential of generating $5 Million gross ad dollars annually per 5000 screens
- rVue potentially receives $1.25 Million per 5000 screens
- Springboard to launch rVue in Europe

Proven Entrepreneurial Team

Jason Kates, CEO, Director

A Digital Out-of-Home powerhouse and pioneer, Jason M. Kates has been paving new ground in the DOOH industry for over 16 years. Kates is the Founder, Chief Executive Officer, and visionary behind rVue, Inc., an advertising technology company offering the industry's only Demand Side Platform for DOOH. rVue includes an online ad planning and buying tool, a social platform, robust search engine, communication capabilities, and targeting tools. He steers the company's strategic acquisitions, business and product development, and fiscal growth from the company's Fort Lauderdale, Florida headquarters. Jason's career began at Oppenheimer & Co., Inc. where he managed corporate capital as an investment broker for such prestigious clients as Harley-Davidson. After a successful tenure as a Vice President at Oppenheimer, he founded Kates Communications, where he used the power of video to market products and services worldwide. During his worldwide efforts, he created a product manufacturing company with a focus on the Far East. His claim to fame was the development of the "digital pacifier thermometer" which he marketed through retail utilizing in store television. Leveraging his success from this, Jason created RMS Networks, Inc., in 1995. RMS Networks became Argo Digital Solutions 2009. Jason's knowledge of full motion digital marketing, digital signage, the web, mobile, IPTV and the financial industry guides the world's biggest brands to develop, engage and profit from the innovative technologies that rVue provides.

Jay Wilson, Chief Technology Officer

As CTO, Jay is responsible for driving the development and delivery of technology offerings for rVue. For more than 10 years, Jay's leadership, strategy and innovative ideas as a leading technologist have come from his firm belief that technological excellence is a strong differentiator for all organizations, particularly when they are translated into consumer-based applications. Most recently Jay has led rVue's U.S.-based online media and digital out-of-home development teams' proprietary web-based addressable advertising platform. Jay graduated magna cum laude from Florida Atlantic University in 2001 with a Bachelor's of Science degree in Computer Engineering.

Management, cont.

David Loppert Chief Financial Officer

David Loppert was formerly a Director, Executive Vice President and Chief Financial Officer of Surgical Outcome Support, Palm Beach Gardens, FL. Previously, he was a Vice President and Director of QSGI Inc. (OTCBB: QSGI) in Hightstown, NJ where sales grew from $0 to over $20 million while he was there. Loppert was Vice President, Chief Financial Officer and Assistant Secretary of Applied Digital Solutions, Inc. and also served as Chief Executive Officer of SysComm International Corporation, a network and systems integrator, and an affiliate of Applied Digital. Sales were $9 million when Loppert joined Applied and over $300 million when he left. Loppert began his financial career with Price Waterhouse, an international accounting firm, in 1978 in Johannesburg, South Africa, before moving to its Los Angeles Office in 1980 where over time he was a Senior Manager. Loppert earned bachelor's degrees in Accounting and Commerce in 1978, as well as a Higher Diploma in Accounting in 1980, all from the University of the Witwatersrand, Johannesburg, South Africa and was designated a Chartered Accountant (South Africa) in 1980.

Dawn Rahicki, Chief Marketing Officer

Dawn joined Argo in June 2008 as Senior Vice President of Marketing and Business Development and was promoted in 2009 to Chief Marketing Officer. Over the past 25 years, Dawn has served as president of The Illume Group, Inc., where she was responsible for the acquisition and development of clients in Real Estate, Business Solutions, Digital Printing/Graphics and Digital Technology industries. Prior to The Illume Group, Dawn led the in-house creative department for a $12+ billion privately-held company and the operations and account service team for a multi-million dollar marketing firm. She earned a Bachelors degree in Marketing from Barry University as well as certificates from New York University in Film Production, Nova Southeastern University in Management, Coach University for Executive Coaching and credits toward a masters degree from Nova Southeastern University.

Management, cont.

Robert "Bob" Chimbel, Director

For the past ten years Bob Chimbel has held several high-level executive positions for Omnicom Group, Inc. Since January 2006, Chimbel has served as CEO of The Component Group, a consortium marketing communications companies he created which consists of three interrelated marketing companies each with a specific area of expertise: *UPROAR!*, now the nation's pre-eminent kids, "tweens" and teens advertising and marketing company; *The Launch Point*, a new product design and development group and business innovation consultancy; and *Encircle Marketing*, an agency that targets emerging and re-emerging brands primarily for private equity firms. The Component Group has offices in Dallas and New York. In February 2009, DDB Worldwide, a division of Omnicom, tapped Chimbel Bob to head up a new division, DDB Entertainment Group, to develop branded entertainment and branded content properties. He also oversees *The Ant Farm*, a Los Angeles entertainment company specializing in advertising and marketing for Film, Television and Digital Games, and *Red Urban Digital*, a diverse interactive agency with a specialization in developing and implementing social media initiatives. From March 1998 through January 2007, Chimbel served as Chief Creative Officer and then President of TracyLocke, a top 50 marketing solutions companies with expertise in advertising, promotion, media, merchandising and sales/field marketing. Prior to his role at Omnicom, Mr. Chimbel has spent his career at such companies as Digitas, Leo Burnett and Hasbro, as well as founding his own advertising and marketing agency, which was eventually sold to the Earle Palmer Brown group. Chimbel graduated from Northwestern University in 1975 with a Bachelor's degree in Science.

Management, cont.

Richard J. Sullivan, Director, Non Executive Chairman & Advisor

Richard J. Sullivan is a true entrepreneur. His first participation in founding a technology company yielded a purchase to French conglomerate Schlumberger for the highest price paid to that date for an OTC stock - $76 per share. Since then, Sullivan has founded several companies - a manufacturing software firm, White Hat Systems, later purchased by Pacific Telesis and a CAD/CAM firm, Encode Technology, that was second in the industry. More recently, Sullivan founded high tech company Applied Digital which was recognized as one of the country's fastest growing companies in revenue and earnings and which topped the NASDAQ in trading volume. That company, in turn, spawned two more successful public companies – Digital Angel (NASDAQ: DIGA) and VeriChip (NASDAQ: CHIP). Sullivan received the prestigious World Economic Forum's "Award for Advanced Chip Technology" presented in Davos, Switzerland in 2001.

Development Strategy

- Financing Goal: Raise $1.0M
- rVue has completed a Reverse Merger + First Round of PIPE
- Raise to fund company operations for 12 months
- Complete development of rVue
- Fund sales effort to attract national advertising agencies
- Partner with local sales force organization

Market Opportunity & Potential Revenue

1M screens, growing at 13% CAGR over next 5 years

Total Worldwide DOOH Ad Revenue

(Source – PQ Media)

- 2010 - $7.3Bn
- 2011 - $8.0Bn
- 2012 - $8.8Bn
- 2013 - $9.7Bn
- 2014 - $10.7Bn

rVue screen goals

- 2010 – 200,000 = 20%
- 2011 – 300,000 = 27%
- 2012 – 400,000 = 35%
- 2013 – 500,000 = 39%
- 2014 – 600,000 = 42%

Potential rVue Revenue

- 2010 - $ 584,635
- 2011 - $4,149,000
- 2012 - $5,054,000
- 2013 - $6,097,000
- 2014 - $7,276,000

Cash Flow Forecast

	Q1 '10	Q2 ' 10	Q3 '10	Q4 ' 10	Total
	Actual	Actual	Proj	Proj	
Revenue:					
Advertising	$ -	$ -	$ -	$ -	$ -
Licensing	20,480	28,640	28,240	42,240	119,600
Programming & production	86,250	84,315	75,000	75,000	320,565
Network management	36,425	35,925	35,925	35,925	144,200
Gross revenue	**143,155**	**148,880**	**139,165**	**153,165**	**584,365**
Costs and expenses:					
Cost of revenues	75,928	84,220	68,195	75,191	303,534
Selling, general and administrative expenses	272,425	499,843	580,305	607,355	1,959,929
Interest paid	355	205	98	63	721
Total costs and expenses	**348,708**	**584,268**	**648,598**	**682,609**	**2,264,184**
CASH FLOWS FROM OPERATIONS	**(205,553)**	**(435,388)**	**(509,433)**	**(529,444)**	**(1,679,819)**
OTHER CASH FLOWS					
Lease Deposit	0	(13,410)	0	0	(13,410)
Capital Expenditures	0	(14,268)	(7,160)	(3,000)	(24,428)
Investment and Bridge Loan Proceeds	105,000	880,500	1,000,000	0	1,985,500
Total Other Cash Flows	105,000	852,823	992,840	(3,000)	1,947,663
NET CASH FLOW	**$ (100,553)**	**$ 417,434**	**$ 483,407**	**$ (532,444)**	**$ 267,844**

Cap Table

Name	As of May 13, 2010 (First PPM Closing) Amount	Shares	Percent	Second PPM Closing Amount	Shares	Percent
Argo Digital Solutions, Inc.	$ 2,500,000	12,500,000	50.20%	$ 2,500,000	12,500,000	41.81%
Bridge Note Conversions	205,000	1,348,730	5.42%	205,000	1,348,730	4.51%
First Closing PPM Investors	800,000	4,000,000	16.07%	800,000	4,000,000	13.38%
Second Closing PPM Investors			0.00%	1,000,000	5,000,000	16.72%
Company Shareholders (1)		6,250,000	25.10%		6,250,000	20.90%
Investor Relations		800,000	3.21%		800,000	2.68%
Total	**3,505,000**	**24,898,730**	**100.00%**	**4,505,000**	**29,898,730**	**100.00%**
2010 Equity Incentive Plan	777,500	3,750,000		777,500	3,750,000	
Total Fully Diluted	**$ 4,282,500**	**28,648,730**		**$ 5,282,500**	**33,648,730**	

(1) - Free trading. All oher shares restricted. PPM & IR shares to be registered within 180 days.

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